Advisors Disciplined Trust 2229 and 2234

Supplement to the Prospectus

Advisors Asset Management, Inc. has made the determination that the price of shares of SMCI Super Micro Computer, Inc. (Ticker SMCI) has declined to such an extent and such other credit factors exist that the retention of such shares would be determinantal to the trust and to the interest of unitholders. Such shares have been liquidated with resulting cash to be distributed to unitholders in accordance with the terms of the trusts. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolios for Core Angels Portfolio, Series 2024-1 and PENCE Transformers Strategy Portfolio, Series 2024-2 will no longer include shares of SMCI.

Supplement Dated: October 31, 2024